EXHIBIT 32.01

CERTIFICATION OF PERIODIC REPORT

I, J. Tobin Turner, Executive Vice President and Chief Operating Officer of World Acceptance Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
(1)the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2026, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 6, 2026	/s/ J. Tobin Turner
J. Tobin Turner
Executive Vice President and Chief Operating Officer